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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)           July 3, 1996
                                                  -------------------------


                             VALUE HOLDINGS, INC.
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             (exact name of registrant as specified in its charter)


                                    FLORIDA
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                 (State or other jurisdiction of incorporation)



        0-15076                                          59-2388734
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(Commission File Number)                   (IRS Employer Identification Number)



         3211 PONCE DE LEON BLVD., CORAL GABLES, FL                  33134
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:    (305) 666-3165
                                                       -----------------

                                      N/A
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(Former name or former address, if changed since last report)
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                 Item 4. Changes in Registrant's Certifying Accountant.

                 On July 3, 1996, at approximately 5:10 pm, Value Holdings,
Inc. (the "Company") received a letter from its auditors, Rachlin, Cohen & Holtz, that they had resigned the Company's account. The letter stated that the reason for the resignation was that the Company had provided incomplete information and that the information supplied was generally inconsistent with management's assertions. In addition, the former auditors stated that they had a "serious concern with regard to the control environment existing at the Company. Circumstances have demonstrated significant override of the basic features of internal control and, thus, significantly undermine the credibility of the Company's financial reporting process." A copy of the letter is attached as Exhibit 1.

                 The Company does not agree with the assertions of the former auditors and it is at a loss to understand the reason for the resignation. To the best of management's knowledge, all of the information requested by the auditors for the completion of the audit had been provided and there had been no indication that there were any unresolved discrepancies. Rachlin, Cohen & Holtz were the Company's auditors for the past two years and Morris Hollander, the account partner for Rachlin, Cohen & Holtz, was the Company's auditor for the three preceding years and neither of them have previously expressed concerns over the Company's financial and accounting controls.

                 On July 6, 1996, the Company retained the firm of Chadderton, Gulisano & Company, P.A. as the Company's new auditors. There had been no discussions of the type referred to in Item 304(a)(2) of Regulation SK between the Company and the new auditors prior to their engagement. A copy of the engagement letter between the Company and Chadderton, Gulisano & Company is attached as Exhibit 2.

                 Item 7. Financial Statements and Exhibits.

                 Exhibit 1. Letter from Rachlin, Cohen & Holtz to the Company dated July 3, 1996.

                 Exhibit 2. Letter from Chadderton, Gulisano & Company, P.A. to the Company dated July 6, 1996.

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUE HOLDINGS, INC,

                                       By /s/ Anthony Pallante
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                                               Anthony Pallante
                                               President
Date: July 11, 1996